Exhibit 10.6

SUBSCRIPTION AGREEMENT

This Subscription Agreement, dated April 26, 2019 (this “Agreement”), has been executed by the advisors set forth on the signature page hereof (each an “Advisor” and collectively the “Advisors”) in connection with the placement (the “Offering”) by True Drink Holdings, Inc, a Nevada corporation (the “Company” or “Pubco”) of the securities discussed herein.

R E C I T A L S

A. Simultaneous with or immediately after the entry into this Agreement, the Company will enter into a Securities Exchange Agreement (the “Exchange Agreement”) with Charlie’s Chalk Dust, LLC, a Delaware limited liability company (“CCD”), the Class A Members of CCD, the Class B Members of CCD and holders of existing warrants of CCD pursuant to which such security holders of CCD will exchange all of such securities of CCD for equity securities of the Company (the “Exchange”).

B. The Advisors have provided advisory services on behalf of the Company in connection with the Exchange (the “Advisory Services”).

C. As compensation for the Advisory Services, the Company has agreed and hereby agrees to issue to the Advisors and their designees (each a “Subscirber”) those securities set forth opposite such Subscriber’s names on Exhibit A hereto (the “Securities”).

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Advisor hereby agree as follows:

1.
ISSUANCE OF SECURITIES.

(a) Issuance of the Securities. Subject to the satisfaction (or waiver) of the conditions set forth in this Agreement, the Company shall issue to each Subscriber in exchange for the Advisory Services previously provided by the Advisors the Securities set forth opposite each Subscriber’s name on Exhibit A hereto.

(b)               Issuance Time. The issue of the Securities shall occur simultaneous with (or immediately before) the Exchange (the “Issuance Time”).

(c)               Delivery. At the Issuance Time, (i) the Company shall deliver irrevocable instructions to Corporate Stock Transfer, the Company’s transfer agent, or such other person as the parties shall jointly designate in writing, to issue to each Subscriber certificates representing the Securities (collectively, “Issuable Securities”) registered in the name of such Subscriber, and for the number and kind of Issuable Securities set forth on Exhibit A hereto. Within two weeks after the Issuance Date, Corporate Stock Transfer shall deliver the Securities to the Subscribers.

2.
ADVISORS’ REPRESENTATIONS AND WARRANTIES.

Each Advisor, severally and not jointly, represents and warrants to the Company with respect to only itself that (except where expressly stated otherwise), as of the date hereof and as of the Issuance Time:

(a) Investment Purpose. The Subscriber is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Subscriber reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. Such Subscriber does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)               Accredited Investor Status. Each Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)               Reliance on Exemptions. The Advisor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Advisor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities.

(d)               Information. Each Subscriber has been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Subscriber. Each Subscriber has been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by a Subscriber or its representatives shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties contained in Article 3 below. Each Subscriber understands that its investment in the Securities involves a high degree of risk. Each Subscriber has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)               Transfer or Resale. Each Subscriber understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) each Subscriber shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) each Subscriber provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(f)               Legends. The Advisor agrees to the imprinting, so long as its required by this Article 2(f), of a restrictive legend on the Securities (and any securities into which the Securities may be converted) in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND INTO WHICH THIS SECURITY MAY BE CONVERTED] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Securities (and any securities into which the Securities may be converted) shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Securities (or any securities into which the Securities are converted) pursuant to Rule 144, (iii) if such Securities (or any securities into which the Securities are converted) are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Advisor agrees that the removal of restrictive legend from certificates representing Securities as set forth in this Article 3(f) is predicated upon the Company’s reliance that each Subscriber will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g) Organization. Authority. Such Advisor, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

(h)               Authorization, Enforcement. If the Advisor is an entity, this Agreement has been duly and validly authorized, executed and delivered on behalf of such Advisor and shall constitute the legal, valid and binding obligations of such Advisor enforceable against such Advisor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)               No Conflicts. The execution, delivery and performance by such Advisor of this Agreement and the consummation by such Advisor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Advisor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Advisor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Advisor, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Advisor to perform its obligations hereunder.

3.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company makes the representations and warranties set out in Article 4.6 to and through Article 4.36 of the Exchange Agreement to the Subscribers (substituting the term “Subscriber/s” for “Member/s and Direct Investor/s” where applicable) and agrees that the Subscribers may rely on such representations and warranties as if such representations and warranties were set forth below. Additionally, the Company hereby makes the representations and warranties set forth below to the Subscribers:

(a) Authorization. Enforcement. Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities and the securities into which the Securities may be converted) have been duly authorized by the Company's board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governmental body. This Agreement has been duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b)           Issuance of Securities. The issuance of the Securities are duly authorized and shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the Securities, the securities into which the Securities are converted, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(c)           No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities and the issuance of securities into which the Securities may be converted) will not (i) result in a violation of the Company’s Articles of Incorporation (as amended), Bylaws (as amended), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company, or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or its subsidiaries operate) and including all applicable laws, rules and regulations of the State of Nevada) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(d)           Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or selfregulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Issuance Time, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body. or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(e)           The Company acknowledges that the Advisors may sign the Registration Rights Agreement to be entered on the date hereof among the Company and certain shareholders of the Company on the date hereof on behalf of the other Subscribers set out in Exhibit and that the Subscribers shall be deemed to be parties to such Registration Rights Agreement.

4.
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Securities to each Subscriber is subject to the satisfaction, at or before the Issuance Time, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Subscriber with prior written notice thereof:

(a) the Advisors shall have executed each of this Agreement and a Registration Rights Agreement, the form of which is attached hereto as Exhibit B, and delivered the same to the Company.

(b) The representations and warranties of such Advisor shall be true and correct in all material respects, and such Advisor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Advisor.

5.
CONDITIONS TO EACH SUBCRIBER'S OBLIGATION TO PURCHASE.

The obligation of each Advisor hereunder to acquire its Securities is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Advisor's sole benefit and may be waived by such Advisor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Advisor each of this Agreement and a Registration Rights Agreement, the form of which is attached hereto as Exhibit B, and delivered the same to such Advisor.

(b) Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects), and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company.

(c) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, if any.

(d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(e) The Company and its Subsidiaries shall have delivered to such Advisor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Advisor or its counsel may reasonably request.

6.
INDEMNIFICATION

6.1           Indemnification.

(a)           Subject to the provisions of this Article 6, and irrespective of any due diligence investigation conducted by a Subscriber with regard to the transactions contemplated hereby, Pubco agrees to indemnify fully in respect of, hold harmless and defend each Subscriber, and each of the officers, agents and directors of such Subscriber against any damages, liabilities, costs, claims, proceedings, investigations, penalties, judgments, deficiencies, including taxes, expenses (including, but not limited to, any and all interest, penalties and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) and losses (each, a “Claim” and collectively “Claims”) to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Pubco in this Agreement.

(b)           Subject to the provisions of this Article 6, each Subscriber agrees to indemnify fully in respect of, hold harmless and defend Pubco and each of its officers, agents and directors against any Claims to which they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by such Subscriber and in this Agreement; provided no Subscriber shall have any responsibility hereunder except for representations, warranties, covenants or conditions made by it; and further provided that the liability of any Subscriber shall not exceed the value at the Issuance Time of the Securities received by it hereunder.

6.2           Survival of Representations and Warranties. Notwithstanding any provision in this Agreement to the contrary, the representations and warranties given or made by Pubco, and the Subscribers under this Agreement shall survive the date hereof for a period of forty-eight (48) months from and after the Issuance Date (the last day of such period is herein referred to as the “Expiration Date”), except that any written claim for breach thereof made and delivered prior to the Expiration Date to the party against whom such indemnification is sought shall survive thereafter and, as to any such claim, such applicable expiration will not effect the rights to indemnification of the party making such claim; provided, however, that any representations and warranties that were fraudulently made shall not expire on the Expiration Date and shall survive indefinitely and claims with respect to fraud by Pubco or the Subscribers must be made at any time, as long as such claim is made within a reasonable period of time after discovery by the claiming party.

6.3           Method of Asserting Claims, Etc. The party claiming indemnification is hereinafter referred to as the “Indemnified Party” and the party against whom such claims are asserted hereunder is hereinafter referred to as the “Indemnifying Party.” All Claims for indemnification by any Indemnified Party under this Article 6 shall be asserted as follows:

(a)           In the event that any Claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party, said Indemnified Party shall, within ten (10) business days from the date upon which the Indemnified Party has Knowledge of such Claim, notify the Indemnifying Party of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Claim or demand) (the “Claim Notice”). The Indemnified Party’s failure to so notify the Indemnifying Party in accordance with the provisions of this Agreement shall not relieve the Indemnifying Party of liability hereunder unless such failure materially prejudices the Indemnifying Party’s ability to defend against the claim or demand. The Indemnifying Party shall have 30 days from the giving of the Claim Notice (the “Notice Period”) to notify the Indemnified Party: (i) whether or not the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Claim or demand, and (ii) whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Claims or demand; provided, however, that any Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading which he shall deem necessary or appropriate to protect his interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that he, she or it does not dispute liability for indemnification under this Article 6 and that such person desires to defend the Indemnified Party against such claim or demand and except as hereinafter provided, the Indemnifying Party shall have the right to defend by all appropriate proceedings, which proceedings shall be promptly settled or prosecuted by him to a final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party (a “Material Conflict”). If requested by the Indemnifying Party and there is no Material Conflict, the Indemnified Party agrees to cooperate with the Indemnifying Party and his, her or its counsel in contesting any Claim or demand which the Indemnifying Party elects to contest or, if appropriate and related to the Claim in question, in making any Counterclaim against the person asserting the third party Claim or demand, or any cross-complaint against any person. No Claim for which indemnity is sought hereunder and for which the Indemnifying Party has acknowledged liability for indemnification under this Article 6 may be settled without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

(b)           In the event any Indemnified Party should have a Claim against any Indemnifying Party hereunder which does not involve a Claim or demand being asserted against or sought to be collected from him by a third party, the Indemnified Party shall give a Claim Notice with respect to such Claim to the Indemnifying Party. If, after receipt of a Claim Notice, the Indemnifying Party does not notify the Indemnified Party within the Notice Period that he, she or it disputes such Claim, then the Indemnifying Party shall be deemed to have admitted liability for such Claim in the amount set forth in the Claim Notice.

(c)           The Indemnifying Party shall be given the opportunity to defend the respective Claim.

7.
MISCELLANEOUS.

(a) Governing Law. Jurisdiction. Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Subscriber from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Subscriber or to enforce a judgment or other court ruling in favor of such Subscriber. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings. Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscribers. In connection with any transfer of any or all of its Securities, a Subscriber may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Subscriber hereunder with respect to such transferred Securities.

(f) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:
TRUE DRINKS HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, each Subscriber and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

ADVISOR:

Name:
Title:

EXHIBIT B

Form of Registration Rights Agreement